John Hancock Funds II

Alpha Opportunities Fund

Supplement dated January 12, 2017 to the current Prospectus, as may be supplemented

On December 8, 2016, the Board of Trustees (the “Board”) of John Hancock Funds II, of which Alpha Opportunities Fund (“Alpha Opportunities”) is a series, voted to recommend that the shareholders of Alpha Opportunities approve a reorganization, that is not expected to be tax-free, of Alpha Opportunities into Mid Cap Stock Fund (“Mid Cap Stock” and, together with Alpha Opportunities, the “Funds”), a series of John Hancock Funds II, as described below (the “Reorganization”). Shareholders of record as of January 25, 2017, will be entitled to vote on the Reorganization.

Under the terms of the Reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on or about March 15, 2017, Alpha Opportunities would transfer all of its assets to Mid Cap Stock in exchange for corresponding shares of Mid Cap Stock. Mid Cap Stock would also assume substantially all of Alpha Opportunities’ liabilities. The corresponding shares of Mid Cap Stock would then be distributed to Alpha Opportunities’ shareholders, and Alpha Opportunities would be terminated. If approved by Alpha Opportunities’ shareholders, the Reorganization is expected to occur as of the close of business on or about March 24, 2017 (the “Closing Date”). Further information regarding the proposed Reorganization will be contained in a proxy statement and prospectus, which is scheduled to be available on or about March 6, 2017.

Alpha Opportunities will remain open to purchases and redemptions from existing shareholders until the Closing Date. Alpha Opportunities will not accept orders from new investors to purchase shares of Alpha Opportunities, effective as of the close of business on January 24, 2017. However, discretionary fee-based advisory programs which include Alpha Opportunities as an investment option as of the close of business on January 24, 2017, may continue to make Alpha Opportunities shares available to new and existing accounts.

Prior to the Reorganization, any dividends paid will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of Alpha Opportunities.

To satisfy an Internal Revenue Service requirement, Alpha Opportunities hereby designates the maximum amount of the net long term gains earned as a capital gain dividend, if any, with respect to Alpha Opportunities’ final taxable year. Please refer to Form 1099-DIV for tax reporting purposes.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, any shares in connection with the Reorganization, nor is it a solicitation of any proxy. For important information regarding Alpha Opportunities or Mid Cap Stock, or to receive a free copy of the proxy statement/prospectus relating to the proposed merger, once it is available, please call the Funds’ toll-free telephone number: 800-225-5291. The proxy statement/prospectus contains important information about fund objectives, strategies, fees, expenses, risks, and the Board’s considerations in approving the Reorganization. The proxy statement/prospectus also will be available for free on the SEC’s website (www.sec.gov). Please read the proxy statement/prospectus carefully before making any decision to invest in any shares in connection with the Reorganization or when considering whether to vote for the Reorganization.

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.